UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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(Rule 14a-101)

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Datascope Corp.
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On November 26, 2007, Datascope Corp. made the following presentation to Institutional Shareholder Services, a proxy advisory firm.

Investor Presentation

November 26, 2007

Safe Harbor Statement / Additional Information

This presentation contains (and the comments made during this presentation may contain) forward-looking statements within the meaning of the Private Securities Litigation Reform Act. All statements that address expectations or projections about the future, including statements about Datascope’s strategy for growth, product development, market and growth opportunities, and future performance are forward-looking statements. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from our expectations are disclosed in our filings with the United States
Securities and Exchange Commission (“SEC”). These factors include, but are not limited to, the risk that NetGuard does not have the potential to create a new, significant market in monitoring currently unmonitored patients, that
Datascope is not the first company to address this market, that NetGuard and other new products offered or anticipated to be offered by Datascope will not be a significant opportunity for new growth or may not be accepted in the marketplace, and that market conditions may change, particularly as the result of competitive activity in the markets served by Datascope. Datascope’s filings with the SEC can be obtained at no charge at www.sec.gov, as well as through our website at www.datascope.com.

This solicitation is being made by the Board of Directors of Datascope Corp. Information regarding the Board as participants in the solicitation is contained in the Definitive Proxy Statement of Datascope Corp. on file with the SEC.
Such proxy statement may be obtained without charge from the SEC’s website at http://www.sec.gov and has been distributed to shareholders on or about November 5, 2007. We urge you to read the proxy statement in full because it contains important information. Requests for copies should be directed to Datascope Corp.’s proxy solicitor, MacKenzie
Partners, Inc. at 800-322-2885 or dscpproxy@mackenziepartners.com.

Agenda

Introduction

About Datascope

Strategic Plan Working to Drive Growth

Datascope’s Current Board Is The Right Board

Ramius’ Nominees: The Wrong Choice for Datascope

Conclusion and Recommendation

Introduction

Datascope has a sound strategic plan working to drive sustainable and profitable growth

Datascope’s Board and management are focused on growth while returning excess capital to shareholders

Ramius is a short-term hedge fund that offers NO plan or vision to benefit
Datascope

Datascope has the right Board in place -- independent, experienced and committed to creating value for ALL shareholders

Datascope Overview

Leading medical device company with diversified product portfolio reaching thousands of hospitals and customers globally

Founded in 1964; Public company since 1972

Strong market position

Global leader in intra-aortic balloon pump and catheter market for cardiac assist

Worldwide recognition and broad distribution in patient monitoring market:
Passport, Spectrum, Accutorr, Panorama

Approximately 15% of total European Surgical Graft market

Highly-respected brand name among hospitals, physicians and patients

Contributes to saving thousands of patient lives each year

High quality innovative products

Excels in service to customers

Approximately 1,200 employees worldwide

Market capitalization: approx. $563 million as of 11/23/07 (based on approx.
15.4 million shares outstanding)

Company Highlights

35 years of consistent profitability and strong cash flow generation

Net earnings growth in 27 years out of 35 years as public company

Strong balance sheet

Consistently shared earnings and cash flow with shareholders

Since October 2004, paid approx. $91 million ($6.03 per share) in regular and special dividends

Shareholder return of 7.6% compounded annual growth including dividends and share price appreciation over last three years*

Board authorized $110 million in share repurchases, of which $76 million has been completed to date

Fiscal 2007 sales of $378M composed of three major business segments: Cardiac Assist,
Patient Monitoring, and InterVascular

Robust new product pipeline and proven and ongoing record of innovation

NetGuardTM revolutionary new Clinical Alert System

Nine new monitoring products introduced in FY 2007

Sensation™ 7 Fr. fiber-optic balloon catheter

CS300™ intra-aortic balloon pump

Sorin peripheral stents

Under the Board’s leadership, Datascope is solidly
positioned for sustainable and profitable growth

* Assumes reinvestment of dividends

Product and Geographic Operational Breakdown

FY2007 Revenue by Segment

FY2007 Revenue by Geography

North

America

59%

Rest of

World

41%

Patient

Monitoring

41%

Vascular

Products

9%

Interventional

Products

4%

Cardiac

Assist

46%

Financial Summary (Non-GAAP)

$27

$31

$34

$0

$10

$20

$30

$40

$50

FY2005

FY2006

FY2007

Operating Income ($mm)

Earnings Per Share

’05-’07 CAGR: 12%

’05-’07 CAGR: 6%

*See reconciliation to GAAP results in appendix

$1.42

$1.50

$1.59

$0.00

$0.40

$0.80

$1.20

$1.60

$2.00

FY2005

FY2006

FY2007

Stock Performance

5 Year Total Returns

* Assumes reinvestment of dividends

$75

$100

$125

$150

$175

+72%

+67%

$200

11/23/2002

5/8/2003

10/21/2003

4/4/2004

9/17/2004

3/2/2005

8/15/2005

1/28/2006

7/13/2006

12/26/2006

6/10/2007

11/23/2007

Indexed Price

Datascope Total Return

S&P 500 Total Return

Datascope
innovation is the best medicine

Dividends Paid Per Share
($)

Datascope has Consistently Returned
Excess Free Cash Flow to Shareholders

Since October 2004, Board has returned approx. $91 million ($6.03 per share)
in quarterly cash and special dividends

Includes $1.00 special dividend and regular dividend of $0.10 per share, both paid on 10/15/07

In addition, Datascope’s Board has authorized $110 million in share repurchases over last eight years, of which $76 million has been repurchased

0.12

0.19

0.20

0.20

0.20

0.15

0.28

2.00

0.28

1.00

0.37

1.00

0.10

1.00

0

0.5

1

1.5

2

2.5

2000

2001

2002

2003

2004

2005

2006

2007

Q1’08

Total Dividends Paid By Fiscal Year

Strategic Plan Working to Drive Growth

Continuous expansion of innovative product portfolio

Internal R&D

Acquisitions and distribution agreements

Leverage existing resources and product portfolio

Cross-divisional utilization of resources

Increase utilization of counterpulsation therapy

Expand our presence in developing and new markets

New offices opened in key markets

Investment to develop our people

Continuous training and development  programs for sales/clinical teams and senior management

Datascope is confident that its strategic plan
will yield results in fiscal 2008 and beyond

Investment in R&D is the Lifeblood of Datascope

In FY2007, Datascope introduced new products that address market opportunities, including:

CS300TM

Safeguard

SensationTM 7 Fr.

Spectrum OR

Gas Module SE-Spirometry

SpO2 Telepak

New software products to increase functionality of Datascope’s Panorama central monitoring system

Datascope has consistently developed and commercialized new products that have rapidly been adopted by hospitals and physicians

Strong R&D pipeline: unannounced products have great potential

R&D investment is critical to Datascope’s continued growth and success

Datascope is committed to continuing to balance
investment in R&D and sharing cash flow with shareholders

Expansion of Innovative Product Portfolio

Leadership position in Cardiac Assist market

Sensation™ 7 Fr. fiber-optic balloon catheter

High-fidelity optical blood pressure monitoring replaces conventional monitoring

Smallest balloon catheter on the market

Enables clinicians to deliver counterpulsation therapy to a broader range of patients, including those with smaller peripheral blood vessels

CS300™ intra-aortic balloon pump

Most advanced automatic pump of its kind

Sets a higher standard of care for patients who require balloon support

Expansion of Innovative Product Portfolio (cont’d)

NetGuard™– Revolutionary new Clinical Alert System

Announced in October 2007; Marketing launched in November 2007

Designed to protect unmonitored hospital population by detecting dangerous or life-
threatening heart rhythm and notifying care-giver

Early detection and treatment linked to survival

Unmonitored patients comprise more than half of all hospital patients annually

Made possible by low-cost, disposable system and unique target of focus

One-ounce wireless EKG monitor. A First!

Potential to create a large, new market in patient monitoring

At least 100 million unmonitored patients estimated annually in U.S. hospitals

Conservatively estimate U.S. market potential in excess of $1 billion annually

Currently training sales personnel

Agreement with leading U.S. teaching hospital as first beta site install

Datascope
innovation is the best medicine

netguard

NetGuardTM – Revolutionary, New Clinical Alert System

Introducing NetGuard

TM

Coming soon to a hospital near you.

NetGuard uniquely and economically monitors
the electrical activity of the heart (ECG) in order
to protect the unmonitored hospital patient
population in the event of a life-threatening
heart rhythm.

Cross-Divisional and Expanded
Utilization of Counterpulsation

Greater integration

Unified customer service

Common approach to distributors markets

Increase utilization of Counterpulsation

Cardiogenic Shock is a class I indication for IABP therapy

Less than 30% of Cardiogenic Shocks WW are treated

Program for growth

Educational programs for the medical community

Re-training of our sales and clinical teams

Special promotional activities

Cost / benefits analysis

Strategic Acquisitions and Investments

EVH enables less-invasive techniques for harvesting of suitable vessels for use in conjunction with Coronary Bypass Surgery

Datascope’s strength in cardiovascular surgery call points is highly synergistic with the EVH products

Additional opportunities to use EVH for less traumatic varicose vein therapy

Continues Datascope’s expansion of product offerings for anesthesia monitoring market: Artema Gas Bench identifies and monitors anesthestic gas and concentration ($80 million annual OEM market)

Artema’s optical measurement expertise combined with Datascope’s monitoring expertise will facilitate further innovations for patient monitoring

Products will drive top-line growth and improve operating margins

Accretive to earnings in second half of fiscal 2008

Significant margin gain when Artema Gas Bench is added to Datascope
Spectrum operating room monitor starting second half fiscal 2008

Artema
2007

EVH
Business
2006

Strategic Acquisitions and Investments (cont’d)

Five-year license from the Sorin Group of Milan, Italy, for
exclusive distribution of Sorin’s peripheral vascular stent products globally (except U.S. and Japan)

Two-year option to purchase Sorin peripheral stent business

Expected to grow rapidly over next three years, driven by stronger promotion of Carbofilm coating

Sorin’s proprietary coating shown to improve hemo- and bio-
compatibility of stent and reduce risk of stent thrombosis in randomized trials

Sorin
2007

Datascope
innovation is the best medicine

•

–

–

–

–

–

•

–

–

–

–

Growing Core Businesses and
Divesting Non-Core Assets

Datascope Japan K.K.

Wholly-owned subsidiary to manage IABP business in Japan

Responsible for import, product service, sales support and product surveillance

Appointed USCI Holdings Ltd., a premier medical device sales organization, to distribute IABP products in Japan

Opportunity to expand business presence in Japan, the world’s second largest market for medical devices

Datascope to gain control of import licenses and better manage regulatory process

Sale of Interventional Products Division (IPD)

Board and management determined that exiting business is in best interest of
Datascope and its shareholders

Annual cost savings of approximately $17 million vs. continued losses

Sold ProGuide IPD assets to Merit Medical for $3 million

In discussions to divest vascular closure business and other IPD assets, including X-Site, On-Site, VasoSeal, raw collagen

Strengthened Senior Management Team

Dr. Antonino Laudani, COO

Created and headed EMEA* group

Group’s sales increased 6% annually

Contribution to consolidated earnings grew

12% per year compounded

As President of InterVascular business, reversed

downward sales, earnings trend

Former VP EMEA* of Marketing and R&D for Tyco
healthcare and European Market Director for
J&J Medical EMEA*

Hank Scaramelli, CFO

Promoted to CFO in August 2007

17 years at Datascope

VP of Finance of Cardiac Assist division

Group VP of Finance of Cardiac Assist and

InterVascular divisions

Corporate VP and Controller

VP, Chief Operating Officer

Dr. Antonino Laudani

- 5 years

VP, Technology

Boris Leschinsky

- 17 years

VP, Regulatory & Clinical Affairs

Timothy J. Krauskopf

- 2 years

VP; President, Patient Monitoring
Division & Technological Services
Division

David A. Gibson

- 5 years

VP, Sales & Marketing

Cardiac Assist Division

Robert O. Cathcart

- 6 years

VP, Corporate Design

Nicholas E. Barker

- 16 years

VP, Chief Accounting Officer

Fred Adelman

- 27 years

VP, Chief Financial Officer

Henry M. Scaramelli

- 17 years

Founder, Chairman and CEO

Lawrence Saper

- 43 years

Datascope’s management team has the vision, commitment
and expertise necessary to execute strategic plan

Nine corporate officers with average tenure
of 15 years

* EMEA = Europe, Middle East and Africa

Datascope’s Board is the Right Board

Majority of Board is independent

Board has right balance of tenure and skills

Three new directors appointed to Board since 2003

Necessary depth and breadth of expertise: seasoned executives with more than
300 years of combined experience serving as leaders of public and private companies across broad range of industries

Interests of Board and management are closely aligned with all shareholders

Founder and CEO owns more than 16% -- Datascope’s largest single shareholder

Board is committed to investing in growth initiatives and sharing excess capital with shareholders

Datascope’s Board of Directors is committed to
driving value for ALL shareholders

Datascope’s Independent, Experienced Directors

Experienced attorney (J.D., Columbia University)

President of Abramson Brothers, a commercial real estate management and investment firm

Alan B. Abramson

Compensation Committee (C)

Nominations and Corporate
Governance Committee

CEO of Atlschiller Associates

Former Chairman of NY division of Hill, Holliday, Connors, Cosmopulos, leading U.S. advertising agency

Distinguished career in marketing and advertising

David Altschiller

Former CEO of DICOM Group plc (LSE-listed), which provides information capture and communication solutions

Former EVP and director of Arrow Electronics, a leading distributor of electronic components and computer products (27-year career)

Serves as Chairman of the Board of TTM Technologies

Robert E. Klatell

Audit Committee

Compensation Committee

Nominations and Corporate
Governance Committee (C)

Distinguished 40+ year career as a management consultant and advisor to CEOs

Founding Partner of Oliver, Wyman and Company, a leading global consulting firm

Former President of the Management Consulting Group of Booz, Allen & Hamilton

Serves as a member of the Boards of Pegasystems and Dice Holdings

William W. Wyman

Audit Committee

Nominations and Corporate
Governance Committee

Datascope’s founder, Chairman and CEO

Lawrence Saper

Directors Standing for Re-Election

Distinguished 40+ year career as an investment manager

General partner of L-R Global Partners

Former Vice Chairman, CEO and CIO of Rockefeller & Co.

William L. Asmundson

Lead outside director

Financial expert as defined under SEC rules

Retired senior partner of KPMG (40-year career), led Life Science and Pharmaceuticals practices

Served as Chairman and member of Pension and Investment Committee of KPMG Board

Serves as a member of the Boards of Celgene and Alfacell

James J. Loughlin

Audit Committee (C)

Compensation Committee

Strong Corporate Governance

Respected, seasoned and proven business leaders who have a working understanding of medical devices and related industries

Designated lead outside director

Majority of independent directors

All key committees comprised solely of independent directors

Active and involved Board: At every Board meeting, independent directors meet in executive sessions without management

No Board member serves on more than two other public companies

All stock-based incentive plans approved by shareholders

Ramius Offers Nothing

Ramius is a short-sighted hedge fund that did not own a single share in
Datascope until less than three months ago

Short-term, opportunistic interests not aligned with those of all shareholders

Distorts facts and findings of Audit Committee’s review: uninformed and misguided accusations

Has no business plan or vision to benefit the Company and shareholders

Seeking disproportionate representation on Datascope’s Board (28%)
relative to its ownership position (3.2%)

We believe that Ramius’ efforts are nothing more than an attempt to strong-arm Datascope to further advance its self-serving, short-term interests and not the interests of all Datascope shareholders

Ramius’ Nominees Are Not Qualified
To Lead Datascope

Ramius nominees have little or no experience with Datascope’s business and targets

Neither of Ramius’ nominees owns any Datascope stock

Rubber Stamp: Nominees lack independence and represent only the interests of Ramius

According to Ramius’ own proxy materials, nominees are paid by Ramius

Nominees also have profit sharing with respect to Ramius’ sale of last $20,000 of shares

Compensation dependent on Ramius’ sale of its shares and not long-term performance of DSCP

William Fox has a poor record of corporate performance and governance:

Failures of internal controls and accusations of corporate governance deficiencies

Defendant in at least three lawsuits alleging breaches of fiduciary duties

Director-nominee “For Hire” by dissident hedge funds

Former Vice Chairman, member of Advisory Board of Barington Capital, another dissident hedge fund with a record of activism as a partner with Ramius

Recently resigned as lead director of Nephros (Amex:NEP) on September 19 2007

NEP stock declined 85% form $5.80 to $0.77 during Fox’s three-year tenure

Ramius has major ownership in direct competitor of Datascope – Kensey Nash (KNSY)

As of 11/23/07, owns 20.3% (~$63.1M) of KNSY vs. 3.2% (~$18.0M) of Datascope

Ramius’ nominees, if elected, would be in direct contrast with Ramius’ KNSY interests

We do not believe Datascope’s growth objectives can be
achieved under Ramius’ nominees

Setting the Record Straight

Audit Committee Review:

Facts have been fully disclosed in the Company’s SEC filings

Audit Committee took immediate and appropriate actions to investigate anonymous allegations it received

Assisted by independent counsel and forensic accountants selected by Audit
Committee, neither of whom had any material prior relationship with Datascope

Audit Committee concluded there was no evidence to support the anonymous allegations against the Chairman, members of his family, or other senior executives

Staff of SEC, after review, did not recommend any action be taken

Three of five senior executive departures referenced by Ramius had no connection to the anonymous allegations and each fully supports Datascope

Ramius has distorted the facts and findings of the Audit
Committee’s investigation in an effort to distract shareholders and advance its self-serving agenda

Conclusion and Recommendation

Protect the value of your investment.
Re-elect your directors.

Vote the BLUE proxy card today.

Datascope has a sound strategic plan working to drive sustainable and profitable growth

Datascope’s Board and management are focused on growth while returning excess capital to shareholders

Ramius is a short-term hedge fund that offers NO plan or vision to benefit
Datascope and its nominees offer no benefits to shareholders

Datascope has the right Board in place -- independent, experienced and committed to creating value for ALL shareholders

Reconciliation of Adj. Net Income and Operating
Profit to Reported Net Income and Operating Profit

For the Fiscal Year Ending,

2005

2006

2007

Operating Income, as reported

$19.2

$29.3

$21.4

Adjustments for Special Items:

Restructuring Charge

$1.4

-

$11.0

Goodwill impairment Genisphere

-

-

2.3

Inquiry Expenses

-

-

1.7

Gain on sale of ProGuide assets

-

-

(2.2)

Postponed launch of X-Site

-

2.7

-

Gain on sale of Netherlands facility

-

(0.8)

-

Termination of R&D Projects

2.4

-

-

Write-off of Private Medical Co. Inv.

4.3

-

-

Total Adjustments

$8.1

$1.9

$12.8

Adjusted Operating income

$27.3

$31.2

$34.2

For the Fiscal Year Ending,

2005

2006

2007

Net Income, as reported

$14.6

$25.8

$17.5

Adjustments for Special Items:

Restructuring Charge

$0.8

-

$7.5

Goodwill impairment Genisphere

-

-

1.4

Inquiry Expenses

-

-

1.0

Gain on sale of ProGuide assets

-

-

(1.4)

Postponed launch of X-Site

-

1.8

-

Gain on sale of Netherlands facility

-

(0.8)

-

Termination of R&D Projects

1.4

-

-

Write-off of Private Medical Co. Inv.

2.6

-

-

Gain on sale of investment

-

-

(1.3)

Dividend Received

-

(3.9)

(0.2)

One-time income tax expense

2.0

-

-

Total Adjustments

$6.8

($2.9)

$7.0

Adjusted Net Income

$21.4

$22.9

$24.4

Weighted Average Diluted Shares

15.1

15.3

15.4

Adjusted Diluted EPS

$1.42

$1.50

$1.59

Note: Adjusted Net Income and Adjusted Operating Income are non-GAAP financial measures as the exclude the items included below the captions above labeled “Adjustments for Special
Items.” These special items may occur in future periods but the amounts recognized can very significantly from period to period and do not directly relate to ongoing operations.
Management and investors review Adjusted Net Income and Adjusted Operating Income to evaluate overall performance and compare current operating results with other companies in the health care industry. Adjusted Net Income and Adjusted Operating Income should not be considered in isolation or as a substitute for net income, operating cash flows or other cash flow statement data determined in accordance with accounting principles generally accepted in the United States. Because Adjusted Net Income and Adjusted Operating Income are not
measures of financial performance under accounting principles generally accepted in the United States and are susceptible to varying calculations, they may not be comparable to similarly titled measures of other companies.